The Lincoln National Life Insurance Company

                   Lincoln National Variable Annuity Account H

                               American Legacy III
                           American Legacy III C Share
                            American Legacy III Plus
                            American Legacy III View
                     American Legacy Shareholder's Advantage
                     (each referred to as "American Legacy")

                         Supplement dated June 10, 2003
                       to the Prospectus dated May 1, 2003


     This Supplement describes a revision to the Principal SecuritySM Benefit Rider section of your American Legacy variable annuity prospectus.

Principal SecuritySM Benefit - Withdrawals.
-----------------------------

     The final paragraph of this section, regarding death of the contractowners or annuitants, is replaced by the following:

     There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time.

     If the surviving spouse of the deceased contractowner continues the contract, all terms and conditions of the Rider will apply to the new contractowner. The new contractowner will then be eligible to elect to reset the Guaranteed Amount prior to the next available reset date; however, all other conditions for the reset apply and any subsequent reset by the new contractowner must meet all conditions for a reset.

     If a beneficiary elects to receive the death benefit in installments, the beneficiary may continue the Principal Security Benefit if desired. However, there are instances where the required installments of the death benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Annual Withdrawal Limit, reducing the benefit of this Rider. If there are multiple beneficiaries, each beneficiary will be entitled to continue a share of the Principal Security Benefit equal to his or her share of the death benefit.

                Please keep this Supplement for future reference.